SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2003

Commission file number 001-16111

GLOBAL PAYMENTS INC.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Four Corporate Square, Atlanta, Georgia	30329-2009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-728-2719

NONE

(Former name, former address and former fiscal year, if changed since last report)

Item 5    Other Events

On March 19, 2003, Global Payments Inc., a Georgia corporation, announced its third quarter fiscal 2003 results. A press release announcing the results, which is attached as Exhibit 99.1 hereto and incorporated by reference, is being furnished under this Item 12.

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Item 7    Financial Statements and Exhibits

a)     Exhibits

Exhibit Number	Description

99.1	Press Release dated March 19, 2003

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Payments Inc. (Registrant)

Date: March 19, 2003	By: /s/ JAMES G. KELLY
James G. Kelly Chief Financial Officer (Principal Financial Officer and Chief Accounting Officer)